Income Tax	12 Months Ended
Sep. 30, 2023
Income Tax [Abstract]
INCOME TAX

14. INCOME TAX

Effective on January 1, 2008, the Taxation Law of PRC stipulates that domestic enterprises and foreign invested enterprises (the “FIEs”) are subject to a uniform tax rate of 25%. Under the PRC tax law, companies are required to make provision of income tax expenses based on 25% tax rate; companies that received preferential tax rates are also required to use a 25% tax rate for their installment tax payments. The overpayment, however, will not be refunded and can only be used to offset future tax liabilities.

The Company evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measures the unrecognized benefits associated with the tax positions. For the fiscal years ended September 30, 2023, 2022 and 2021, the Company had no unrecognized tax benefits.

The Company has not provided deferred tax assets from foreign subsidiaries’ operating losses, because currently no foreign business operations and no future income are anticipated.

The amount of unrecognized deferred tax liabilities for temporary differences related to dividends from foreign subsidiaries is not determined, because such determination is not practical.

The Company has not provided deferred taxes on undistributed earnings attributable to its PRC subsidiaries, as such undistributed earnings are to be permanently reinvested.

The Company does not anticipate any significant increase to its liability for unrecognized tax benefits within the next 12 months. The Company will classify interest and penalties related to income tax matters, if any, in income tax expense.

For the fiscal years ended September 30, 2023, 2022 and 2021, the Company had current income tax expenses of $4,240,039, $6,344,963 and $4,731,803, respectively.

The Company accounts for uncertainty in income taxes using a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon settlement. Interest and penalties related to uncertain tax positions are recognized and recorded as necessary in the provision for income taxes. The Company is subject to income taxes in the PRC. According to the PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of taxes is due to computational errors made by the taxpayer or the withholding agent. The statute of limitations is extended to five years under special circumstances, where the underpayment of taxes is more than RMB 100,000. In the case of transfer pricing issues, the statute of limitation is ten years. There is no statute of limitation in the case of tax evasion. There were no uncertain tax positions as of September 30, 2023, 2022 and 2021 and the Company does not believe that its unrecognized tax benefits will change over the next twelve months.

Below is the reconciliation of the differences between the statutory Enterprise Income Tax rate applicable to profits of the consolidated entities and the income tax expenses of the Company:

	2023	2022	2021
Income before income tax	$10,789,623	$20,237,417	$18,312,178
Income tax computed at statutory EIT rate (25%)	2,697,406	5,059,354	4,578,045
Deferred tax assets - losses not recognized	1,542,633	1,285,609	153,758
Total	$4,240,039	$6,344,963	$4,731,803